Supplement dated December 6, 2018 to the Prospectus dated May 1, 2018 for policies issued by Pacific Life & Annuity Company

Capitalized terms used in this supplement are defined in the Policy Prospectus unless otherwise defined herein. "We," "us," or "our" refer to Pacific Life & Annuity Company; "you" or "your" refer to the Policy Owner.

This supplement must be preceded or accompanied by the Policy Prospectus, as supplemented.

M Fund, Inc. Subadviser Change

Effective on or about December 15, 2018, the subadviser for the M International Equity Fund will change from Northern Cross, LLC to Dimensional Fund Advisors, LP. The change could occur earlier if agreed to by M Financial Investment Advisers, Inc. (the Adviser to the M International Equity Fund) and Dimensional Fund Advisors, LP.

Form No. 85-50006-00